Exhibit 99.1.2
Investor Presentation February 2009

Safe Harbor Statement The Private Securities Litigation Reform Act of 1995 (the "Act") provides protection from liability in private lawsuits for "forward-looking" statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the "safe harbor" provisions of the Act. Certain statements made during this presentation are 'forward-looking' statements under the Act. Except for historical financial and business performance information, statements made during this presentation should be considered 'forward-looking' as referred to in the Act. Much of the information that looks towards future performance of our company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made during this presentation. Certain risks and uncertainties are detailed from time to time in our filings with the United States Securities and Exchange Commission ("SEC"). You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. During portions of today's presentation, we may refer to results which are not GAAP numbers. A reconciliation of non-GAAP numbers to GAAP results is available on our web site at www.investor.officedepot.com.

Industry Perspective

U.S. Office Products Industry CAGR '02-'07 2.8% 3.1% 2.6% Source: School and Office Products Network - State of the Industry Report 2008 / Office Depot Estimates 2002 2003 2004 2005 2006 2007 Retail 189 194 199 206 211 215 Delivery 105 108 112 117 120 122 Retail $189B Retail $194B Retail $199B Delivery $105B Delivery $108B Delivery $113B $294B $302B $312B Retail $206B Delivery $117B Retail $211B Delivery $120B $323B $331B We began to see some cyclicality from a weakening macroeconomic environment beginning in early 2007. Delivery $122B Retail $215B $337B Billions

U.S. Office Products Industry Source: School and Office Products Network - State of the Industry Report 2008 / Office Depot Estimates Note: Figures may not add to 100% due to rounding Retail Specialty Retailers 0.2 Office Superstores 0.1 Mass Retailers 0.18 Food/Drug Stores 0.02 College/Bookstores 0.04 Copy/Printing Services 0.03 Stationery/Gift Stores 0.01 Institutional/School Firms 0.02 Internet/Direct Sales 0.03 Independent Dealers 0.06 Contract Specialists 0.21 Contract Stationers 0.01 Other 0.09 O.S.S. Independent Dealers Specialty Stores Food/Drug Stores Other Contract Stationers Mass Retailers ODP 3.4% SPLS 4.3% OMX 2.3% 2007 OSS Market Share Contract Specialists College/Bookstores Copy/Printing Services Internet/Direct Sales OSS comprise a small portion of the overall U.S. office supply industry Stationery/Gift Stores Institutional/School Firms

Office Depot Overview

Office Depot is a leading global provider of office products and services 2008 sales of $14.5 billion Supplies: 61% of sales Technology: 25% of sales Furniture and Other: 14% of Sales Multi-channel - stores, catalog, Internet and contract serve business customers of any size, from small home office to Fortune 500 accounts 58% of 2008 sales were not in North American Retail One of the world's largest e-commerce retailers - $4.8 billion in sales in 2008 Office Depot - Business Overview Artistree N.A. Business Solutions (29% of 2008 Sales) Artistree International (29% of 2008 Sales) Artistree North American Retail (42% of 2008 Sales) Over 1,200 stores in U.S. and Canada Largest concentration of stores in California, Florida and Texas Catalog, contract and e-commerce Dedicated sales force works with medium sized to Fortune 100 customers Orders serviced through 20 distribution centers Catalog, contract, e-commerce and retail Sells to customer directly and through affiliates in 45 countries outside of North America 35+ websites and over 400 stores

Office Depot Timeline 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 Entered the contract stationer business via the acquisition of two industry leaders: Wilson Stationery & Printing Company and Eastman Office Products Corporation Founded in Florida with the first store opening in Fort Lauderdale, FL Listed on the NASDAQ under the symbol "ODEP" Listed on the NYSE under the symbol "ODP" Acquired The Great Canadian Office Supplies warehouse chain Acquired six additional contract stationers in North America Opened licensed Office Depot stores in Colombia and Israel. Announced retail joint venture agreement in Mexico and licensing agreement in Poland Staples / Office Depot merger blocked by FTC Merged with Viking Office Products, the leading direct marketer of office products in Europe and Australia Office Depot added to S&P 500 Acquired Guilbert S.A., a leading European contract stationer, doubling the size of the Company's European business Acquired Allied Office Products, Best Office Co., Ltd., Papirius, and AsiaEC Acquired Axidata, a Canada-based office products delivery company Completed merger with Office Club Inc. Acquired eOfficePlanet India in joint venture with Reliance Retail Acquired controlling interest in AGE Kontor & Data AB in Sweden

Issues Facing The Company Entering 2005 Functionally-aligned organization with no divisional leadership Non-integrated acquisitions Duplicate overhead Cost and complexity of multiple systems Information technology systems impeding growth Duplicate supply chain Operating margin gap versus largest competitor and no plan to close gap Declining market share Inconsistency in shopping experience and service, and lack of differentiation Aging store portfolio with no proven new store format 700 different store sets and at least five different retail formats

Successful Turnaround Begins North American Retail North American Business Solutions International Improve profitability while continuing store build out program Finalize new format (M2) for the remodeled stores Improve service in stores Grow market share organically and through acquisitions Expand large contract sales, add sales force Complete integration of Viking acquisition Expand product / service portfolio Improve profitability by growing European contract business, tightening cost control Use telephone account managers to acquire new customers in Europe Integrate various operations around the globe Expand geographic reach into developing areas New Management talent was added across the organization

2004 2005 2006 First Half 2007 Sales $ 13,565 $ 14,279 $ 15,011 $ 7,725 EBIT1 $ 576 $ 654 $ 802 $ 416 EPS1 $ 1.18 $ 1.41 $ 1.90 $ 1.00 EBIT Margin1 4.2% 4.6% 5.3% 5.4% EPS Growth1 19.2% 19.5% 34.8% 8.7% Positive Impact From Turnaround (Dollars in millions, except per share data) Stock Performance January 2004 - June 2007 $16.71 $30.30 +81% Company announces Steve Odland hired as new CEO 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com Nine strong consecutive quarters under new Management team, with improving performance and increased shareholder value, including record sales and earnings in Q1 2007 Approximately $2 billion of capital returned to stockholders through share repurchases from 2005 through 2007 (represented approximately 20% of outstanding shares, 140% of adjusted after-tax earnings and 106% of operating cash flow)

2007 2007 2007 First Half Second Half Full Year Sales $ 7,725 $ 7,802 $15,528 EBIT1 $ 416 $ 135 $ 551 EPS1 $ 1.00 $ 0.53 $ 1.54 EBIT Margin1 5.4% 1.7% 3.5% EPS Growth1 8.7% (45.9%) (18.9%) Macroeconomic And Business Conditions Shift (Dollars in millions, except per share data) Stock Performance July 2007 - December 2007 $30.30 $13.91 (54%) Weakening housing-related economic conditions and a heavy sales concentration in Florida and California (approximately 30% of North American sales in 2007) negatively impacted results in the second half of 2007 Heavier mix of both lower margin technology product sales in North American Retail and lower margin customers in North American Business Solutions contributed to margin declines Declining vendor program support due to industry slowdown also impacted margins Weaker U.K. performance negatively affected International results 1 Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Strategic Priorities

North American Retail North American Business Solutions International Increasing high margin services Continuing product assortment reviews Manage inventory tightly Aggressively pursue small-to medium-sized business New Catalog / Direct Marketing team Improve telephone account management (TAM) program Introducing new products, services and solutions Focused on improving gross margin Continuing to reduce operating costs while improving customer service Strategic Priorities - Taking Care of Business Cash Management Reducing capital expenditures Inventory management Exiting businesses with negative cash flows

Strategic Business Review Update North American Retail closed six underperforming stores as part of the strategic review in the fourth quarter 2008 and expects to close an additional 118 stores in 2009, including two stores not included in the strategic review Closed one North American distribution facility in the fourth quarter and plan to close an additional five in the first quarter 2009 Taking restructuring charges related to the rationalization of some of our International businesses, a software write down and other North America initiatives These actions should benefit 2009 EBIT and cash flow by approximately $130 million and $105 million, respectively

North American Retail Increasing high-margin services critical to micro-business customers Including Design, Print & Ship and Tech Depot Services Continuing product assortment line reviews Better values and more exciting offering for customer, more profitable for ODP Continuing to manage inventory tightly Reduced end of period inventory by 28% in fourth quarter versus prior year; largely technology and furniture Maintained high "in stock" levels Reducing new store openings Approximately 15 new store openings planned for 2009 Closing 118 stores in 2009 N. A. Retail - Taking Care of Business Update

North American Business Solutions Continue to aggressively pursue small- to medium-sized business (SMB) Providing the right tools to sales force Improving the telephone account management (TAM) program Key performance indicators making a difference New catalog / direct marketing team refining catalog circulation Goal is to increase the customer file Revising pricing and promotional strategy Making customer-focused enhancements to website Reorganized Contract sales force Aligning with the current economic environment N.A. Business Solutions - Taking Care of Business Update

International Introducing new products, services and solutions Tech Depot rolled out to the U.K. and Netherlands and rolling out pilot test of Tech Services in France Focused on improving gross margin Harmonizing SKU assortment to simplify inventory management and reduce costs Increasing direct import of private brand products Committed to reducing operating costs while improving customer service U.K. providing record service level metrics Expanding into new markets with low capital Using strategic alliances, franchise arrangements and partnerships International - Taking Care of Business Update

Private Brand/Global Sourcing Initiative Private brand penetration percentage is currently in the high 20's Private Brand Penetration/Global Sourcing to improve margin Opened Office Depot sourcing office in Shenzhen, China in 2007 Supplemented with third-party sourcing resources Expanding categories of products sourced and countries utilized Independent audits of all factories and chain of custody of goods for environmental, social, and quality issues All Private Brand meets or exceeds industry testing requirements Private Brand/Global Sourcing

Private Brands TM

Centralization Financial Back Office Call Center North America-Utilize third parties for a number of financial functions Some in North America, some offshore Assign credit Collections and cash application International-Completed transition of financial functions to Eastern Europe Credit, collections, cash applications North America-Global Accounts, Executive Customer Service, E-Commerce handled in 2 centers in U.S. Balance of inbound calls near shore and offshore International-In the process of consolidating E.U. call centers

Global Supply Chain Initiative North America Two separate NA Supply Chains 12 cross docks (NA Retail) 20 distribution centers (NA Business Solutions) Environment Initiative International Convert to 12 combination facilities with about 7M square feet as leases expire Capacity for approximately 9M square feet Each facility will have pick/pack and flow through capability to optimize service for Retail and Business Solutions Improve global supply chain expense as a percent of sales by 50 basis points Global Benefits Environment Initiative Reduce supply chain network to 15 facilities in Europe Consolidate to one warehouse management system Supply chain network of 23 facilities in Europe 7 warehouse management systems

Global Information Technology Initiative Environment Initiative Benefits Costly and complex: Historical "home grown" legacy systems Acquired systems through past major acquisitions Multiple channels No single global integrated system - an expensive environment to operate Minimal process definition and sophistication Simplify, consolidate, globalize and standardize processes and practices, and support them with common applications and platforms Install Oracle ERP system to replace many separate platforms utilized to run the entire corporation Narrow the Company's many different warehouse management systems to one (Manhattan Associates) Reduce IT costs as a percent of sales from current level of 1.7% and, coupled with other benefits, reduce costs by 40 bps+ Enable faster and easier integration of future business expansions and acquisitions Provide a consistent customer experience across the globe Provide better business data, information and tools

Full Year 2008 Results

Full Year 2008 Summary Total company sales decreased 7% to $14.5 billion versus 2007 GAAP loss of $1.48 billion or $5.42 per share on a diluted basis versus earnings of $396 million or $1.43 per share on a diluted basis in 2007 Adjusted for Charges(1), loss of $113 million or $0.41 per share on a diluted basis versus earnings of $424 million or $1.54 per share on a diluted basis in 2007 EBIT(1) loss of $51 million and EBIT margin of -0.3% 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.

in millions, except ratios, returns and per share data FY 2008 FY 2008 FY 2007 FY 2007 Amount % Sales Amount % Sales Sales $ 14,496 -- $15,528 -- EBIT(1) $ (51) -0.3% $ 551 3.5% Net Earnings (Loss)(1) $ (113) -0.8% $ 424 2.7% Net Earnings (Loss) - GAAP $(1,479) -10.2% $ 396 2.5% Diluted Shares 272.8 -- 275.9 -- EPS - GAAP $ (5.42) -- $ 1.43 -- EPS(1) $ (0.41) -- $ 1.54 -- 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. 2008 Financial Summary

Fourth Quarter 2008 Results

Fourth Quarter 2008 Summary Results continued to be negatively impacted by the economy and the global liquidity crisis Total Company sales of $3.3 billion, a decline of approximately 15% versus fourth quarter of 2007 GAAP loss of $1.54 billion or $5.64 per share on a diluted basis Adjusted for Charges(1), loss of $199 million or $0.73 per share on a diluted basis. Charges include: Goodwill and trade name impairment non-cash charges of $1.27 billion or $4.54 per share; and Strategic business review pre-tax charges of $167 million or $0.37 per share Other pre-tax charges related to business downturn totaled $125 million in the fourth quarter Company had Cash Flow Before Financing Activities(1)(2) of $4 million in the fourth quarter 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site www.officedepot.com. 2Cash Flow Before Financing Activities equals total change in cash less cash flow from financing activities.

1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. Consolidated Financials - Fourth Quarter 2008 in millions, except ratios, returns and per share data Q4 2008 Q4 2008 Q4 2008 Q4 2008 Q4 2007 Q4 2007 Q4 2007 Q4 2007 Amount % Sales Amount Amount % Sales Sales $ 3,271 $ 3,271 -- $ 3,867 $ 3,867 -- Operating Expenses(1) $ 1,062 $ 1,062 32.5% $ 1,020 $ 1,020 26.3% EBIT(1) $ (210) $ (210) -6.4% $ 6 $ 6 0.2% Net Earnings (Loss)(1) $ (199) $ (199) -6.1% $ 27 $ 27 0.7% Net Earnings (Loss) - GAAP $ (1,539) $ (1,539) -47.1% $ 19 $ 19 0.5% Diluted Shares 272.9 272.9 -- 273.3 273.3 -- EPS - GAAP $ (5.64) $ (5.64) -- $ 0.07 $ 0.07 -- EPS(1) $ (0.73) $ (0.73) -- $ 0.10 $ 0.10 --

North American Retail - Results in millions, except ratios and statistics Q4 2008 Q4 2007 Sales $ 1,387 $ 1,668 Comparable Sales -18% -7% Division Operating Profit (Loss) $ (119) $ 23 Division Operating Margin -8.6% 1.4%

North American Retail - Results & Variance Analysis Sales down 17%; comparable store sales 18% lower in the fourth quarter of 2008 AOV lower as customers reduced spending on discretionary items Operating loss of $119 million versus $23 million profit one year ago includes: $78 million non-cash store impairment charge, and $12 million additional reserves for previous store closures and private label credit card receivables Other key components of the operating profit change include: Higher product margins than year ago Flow through from sales volume decline Increased property costs Operating Profit (Loss) (in millions) Q4 2007 $ 23 Product margin improvement 25 Store impairment charge (78) Flow through from sales volume decline (66) Additional reserves (12) Increased property costs (11) Q4 2008 $ (119)

North American Business Solutions - Results in millions, except ratios and statistics Q4 2008 Q4 2007 Sales $ 920 $ 1,065 Division Operating Profit (Loss) $ (28) $ 1 Division Operating Margin -3.1% 0.1%

N.A. Business Solutions - Results & Variance Analysis Sales down 14% in the fourth quarter of 2008 Severe spending cuts by our customers Further deterioration in sales to small- to medium-sized customers Sales decline in large, national account customers Operating loss of $28 million versus earnings of $1 million one year ago Factors driving the operating profit change included: Flow through from sales volume decline Negative items, including bad debt reserves Weaker sales and product mix, and increased promotions Operating Profit (Loss) (in millions) Q4 2007 $ 1 Flow through from sales volume decline (20) Negative items, including reserves (6) Weaker mix and increased promotions (3) Q4 2008 $ (28)

International - Results In millions, except ratios and statistics Q4 2008 Q4 2007 Sales $ 963 $ 1,135 Change in Local Currency Sales -4% 2% Division Operating Profit $ 10 $ 60 Division Operating Margin 1.0% 5.3%

International - Results & Variance Analysis Operating Profit (in millions) Q4 2007 $ 60 Flow through from sales volume decline (23) Intangible asset write offs (11) Higher costs and increased competition (10) Foreign exchange impact (6) Q4 2008 $ 10 Sales down 15% in the fourth quarter of 2008 Local currency sales down 4% U.K. and Euro Zone in recession Operating profit was $10 million versus $60 million one year ago Factors driving the operating profit change included: Flow through from sales decline Intangible asset write offs in Europe and Asia Higher costs and increased competition Impact of foreign exchange rates, notably Pound Sterling and Euro versus U.S. dollar

Summary and Outlook Disappointed with fourth quarter results but cash flow was positive Given the uncertain environment, liquidity is paramount Taking conservative approach to our capital structure Over $400 million of liquidity enhancing initiatives planned in 2009 Asset-based lending facility available if economic crisis continues into 2010 Committed to managing the Company through challenging times Providing innovative products and solutions to our valued customers Managing our costs Controlling our cash flow

Charges 1Future amounts may be impacted by changes as plans are implemented and changes in currency exchange rates. in millions Q4 Q4 Q4 FY FY FY Projected1 2008 2007 2008 2007 FY 2009 Goodwill & Trade Name Impairment $ 1,270 $ - $ 1,270 $ - $ - N.A. Retail & Supply Chain Initiatives 101 - 101 - 100 Other Initiative & Headcount Reductions 22 - 22 - 66 Asset Write Downs 42 - 42 - - 2005 Initiatives 2 15 34 40 20 Total Charges $ 1,437 $ 15 $ 1,469 $ 40 $ 186 Cash Flow Impact Cash $ 36 $ 12 $ 59 $ 20 $ 178 Non-Cash $ 1,401 $ 3 $ 1,410 $ 20 $ 8

Charges Impact on Earnings Summary Non-GAAP loss of $199 million includes $125 million of additional pre-tax non-cash items. in millions, except per share data Q4 2008 GAAP Charges(1) Non-GAAP(2) Gross Profit $ 829 $ 16 $ 845 Operating Expenses $ 2,483 $ (1,421) $ 1,062 Operating Loss $ (1,654) $ 1,437 $ (217) EBIT(2) $ (1,647) $ 1,437 $ (210) Net Loss $ (1,539) $ 1,340 $ (199) Diluted Loss Per Share $ (5.64) $ 4.91 $ (0.73) 1Charges include goodwill and trade name impairment, and actions taken as part of the strategic business review. 2Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.

Cash Flow Highlights 1Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com. 2Free Cash Flow equals net cash provided by operating activities less capital expenditures. 3Cash Flow Before Financing Activities equals total change in cash less cash flow from financing activities. in millions Q4 2008* YTD 2008 Net Loss $ (1,539) $ (1,479) Goodwill & Trade Name Impairment $ 1,270 $ 1,270 Other Asset Impairment $ 202 $ 222 Depreciation & Amortization $ 62 $ 254 Other Operating and Non-Cash Items $ 35 $ 201 Capital Expenditures $ (52) $ (330) Free Cash Flow(1)(2) $ (22) $ 138 Acquisitions $ (1) $ (103) Other Investing Activities & FX Impact on Cash $ 27 $ 84 Cash Flow Before Financing Activities(1)(3) $ 4 $ 119 *Quarterly amounts have been conformed to full year presentation.

Liquidity Update In addition to asset-based lending facility (ABL), actively pursuing internal sources of liquidity in 2009, including: Sale leaseback arrangements in the U.S. and Europe which could total up to $200 million Sale of certain accounts receivable in Europe which could total up to $100 million A $105 million cash benefit from the strategic business actions we announced in December Dividends from affiliate and tax refund could total $50 million If we assume extremely challenging business conditions in the fourth quarter continue, the $400+ million of additional liquidity should provide an adequate cash cushion without drawing further on the ABL in 2009 As of the end of December 2008, Office Depot had $868 million in total available liquidity, including: $712 million of ABL availability $156 million of cash on hand

Balance Sheet Highlights 1 Working Capital = (current assets - cash and short-term investments) - (current liabilities - current maturities of long-term debt) 2 Working Capital as % of Sales = ((WC Q4 current year + WC Q4 prior year) / 2) / Trailing four quarter sales in millions, except ratios and returns 2008 2007 Cash and Cash Equivalents $ 156 $ 223 NAR Inventory Per Store (end of period) $ 0.689 $ 0.960 Inventories $ 1,332 $ 1,718 Working Capital(1) $ 533 $ 727 Working Capital as a % of Sales(2) 4.3% 3.5% Net Debt (end of period) $ 725 $ 593

Capital Expenditures Continue to be careful with capital spending and will make adjustments as necessary in regard to new store openings, store remodels, IT and supply chain spending for the balance of this year 2009 capital spending is targeted at $150 million, which is about 60% of projected depreciation and amortization 2005 2006 2007 2008 2009F East 261 434 461 330 150 Supply Chain & IT Other NAR Stores 25 55 20 $ millions Maintenance & Other Supply Chain & IT NAR Stores

Asset-Based Loan Summary Successfully closed five year, $1.25 billion asset-based loan (ABL) facility in the third quarter of 2008 ABL replaces previous $1.0 billion bank revolver ABL is designed to provide liquidity to support global operations Bank syndication includes JPMorgan, Citibank, Bank of America, Wachovia, Wells Fargo and GE Capital, among others The ABL facility is secured by the company's current assets including accounts receivable, inventory, and cash and depository accounts The ABL facility contains incurrence financial covenants Incurrence-based financial covenants provide greater operating flexibility No fixed-charge coverage ratio test as long as availability on the line is over $187 million At the end of December, we had drawn $139 million on the ABL, and had $178 million in outstanding letters of credit against the facility, leaving us with $712 million of availability

Macroeconomic Environment

U.S. GDP / The Consumer Consumer Confidence Unemployment Rate Gross Domestic Product Q1'06 Q2"06 Q3'06 Q4'06 Q1'07 Q2"07 Q3'07 Q4'07 Q1'08 Q2"08 Q3'08 Q4'08 Q1'09F GDP 0.048 0.027 8.0000000013148E-03 0.015 0.001 0.048 0.048 -0.002 9.0000000013148E-03 0.028 -0.005 -0.038 -0.025 1/15/2008 2/15/2008 3/15/2008 4/15/2008 5/15/2008 6/15/2008 7/15/2008 8/15/2008 9/15/2008 10/15/2008 11/15/2008 12/15/2008 Consumer Confidence 87.3 76.4 65.9 62.8 58.1 51 51.9 58.5 61.4 38.8 44.7 38.6 1/15/2008 2/15/2008 3/15/2008 4/15/2008 5/15/2008 6/15/2008 7/15/2008 8/15/2008 9/15/2008 10/15/2008 11/15/2008 12/15/2008 Unemployment Rate 0.049 0.048 0.051 0.05 0.055 0.056 0.058 0.062 0.062 0.066 0.068 0.072 National Bureau of Economic Research indicated that the U.S. has been in recession for four quarters U.S. economy shrank 3.8% in Q4'08, the lowest pace since the first quarter of 1982 U.S. consumer confidence falls once again after a moderate improvement in November. The index continues to track at all-time lows, as consumers remain pessimistic of current market conditions U.S. employment rose to 7.2% in December 2008, as job losses were large and widespread across most major industry sectors Source: Bureau of Economic Analysis Source: The Conference Board Source: Bureau of Labor Statistics

Small Business / Home Sales Real Estate Loans Delinquency Rate Residential Rate: 4 Month Lead Housing: Number of Months for Sale Mortgage Default Rates 2004 2005 2006 2007 10/15/2007 11/15/2007 12/15/2007 1/15/2008 2/15/2008 3/15/2008 4/15/2008 5/15/2008 6/15/2008 7/15/2008 8/15/2008 9/15/2008 10/1/2008 11/1/2008 12/1/2008 Existing Home Sales 4.1 4 3.9 5.7 5.9 6 6.2 6.7 7.1 7.4 7.7 8.2 8.3 8.5 8.9 9 9 9.2 9.3 The number of months leading indicator shows continued increases are expected. Delinquency rates increased significantly from 4.1 in Q2'08 to 5.1 in Q3'08 The number of months that an existing home is on the market has steadily increased over the last twelve months and is more than twice the length of time it was in 2004 The U.S. mortgage quarterly default rate has increased by 270 basis points since Q1'05 to 7% and projected to trend higher. Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 0.0431 0.0434 0.0444 0.047 0.0441 0.0439 0.0467 0.0495 0.0484 0.0512 0.0559 0.0582 0.0635 0.0641 0.0699 Residential Real Estate Loans Number of Months 1/1/2004 1.68 3.8 2/1/2004 1.93 4.4 3/1/2004 1.93 4.5 4/1/2004 1.93 4.3 5/1/2004 1.63 3.9 6/1/2004 1.63 4 7/1/2004 1.63 3.6 8/1/2004 1.52 3.7 9/1/2004 1.52 4 10/1/2004 1.52 3.8 11/1/2004 1.55 4 12/1/2004 1.55 4.1 1/1/2005 1.55 4.3 2/1/2005 1.51 4.4 3/1/2005 1.51 4.4 4/1/2005 1.51 4.4 5/1/2005 1.4 3.8 6/1/2005 1.4 4 7/1/2005 1.4 3.7 8/1/2005 1.47 3.7 9/1/2005 1.47 3.8 10/1/2005 1.47 4 11/1/2005 1.54 4 12/1/2005 1.54 4 1/1/2006 1.54 4.3 2/1/2006 1.78 4.2 3/1/2006 1.78 3.9 4/1/2006 1.78 3.9 5/1/2006 1.57 3.7 6/1/2006 1.57 3.6 7/1/2006 1.57 3.6 8/1/2006 1.53 3.5 9/1/2006 1.53 3.4 10/1/2006 1.53 3.7 11/1/2006 1.72 4.1 12/1/2006 1.72 4.3 1/1/2007 1.72 4.8 2/1/2007 2.11 5.2 3/1/2007 2.11 5.5 4/1/2007 2.11 5.8 5/1/2007 2.01 5.7 6/1/2007 2.01 5.8 7/1/2007 2.01 6 8/1/2007 2.17 5.8 9/1/2007 2.17 5.8 10/1/2007 2.17 5.9 11/1/2007 2.73 6 12/1/2007 2.73 6.2 1/1/2008 2.73 6.7 2/1/2008 3.27 7.1 3/1/2008 3.27 7.4 4/1/2008 3.27 7.7 5/1/2008 3.64 8.2 6/1/2008 3.64 8.3 7/1/2008 3.64 8.5 8/1/2008 4.11 8.9 9/1/2008 4.11 9 10/1/2008 4.11 9 11/1/2008 5.11 9.2 12/1/2008 5.11 9.3 1/1/2009 5.11 Source: Federal Reserve, US Census Source: US Census Source: Mortgage Bankers Association of America

Foreign Exchange Euro vs. U.S. Dollar U.S. Dollar vs. Mexican Peso The U.S. Dollar has strengthened versus the Sterling since July '08, after being fairly stable in the first half of the year Overall, the U.S. Dollar strengthened versus the Euro in the fourth quarter, however, the Euro did rebound in December The U.S. Dollar has weakened versus the Mexican Peso since July '08, after strengthening moderately over the course over the year U.K. Sterling vs. U.S. Dollar 2006 2007 1/8/2008 2/8/2008 3/8/2008 4/8/2008 5/8/2008 6/8/2008 7/8/2008 8/8/2008 9/8/2008 10/8/2008 11/8/2008 12/1/2008 Exchange Rate 1.26 1.38 1.49 1.52 1.58 1.56 1.55 1.58 1.56 1.47 1.41 1.27 1.27 1.35 2006 2007 1/8/2008 2/8/2008 3/8/2008 4/8/2008 5/8/2008 6/8/2008 7/8/2008 8/8/2008 9/8/2008 10/8/2008 11/8/2008 12/1/2008 Exchange Rate 10.9 10.92 10.83 10.71 10.64 10.49 10.33 10.31 10.04 10.29 10.94 12.83 13.46 13.43 2006 2007 1/1/2008 2/1/2008 3/1/2008 4/1/2008 5/1/2008 6/1/2008 7/1/2008 8/1/2008 9/1/2008 10/1/2008 11/1/2008 12/1/2008 Existing Home Sales 1.84 2 1.99 1.99 1.98 1.99 1.98 1.99 1.98 1.82 1.78 1.61 1.54 1.49 Source: Bloomberg - Yearly/Monthly Averages Source: Bloomberg Source: Bloomberg Source: Bloomberg

Investor Presentation February 2009